JANUS RETIREMENT ADVANTAGE


              Supplement dated December 1, 1998, to the Prospectus
                   dated May 1, 1998, As Supplemented June 10,
                              1998 and July 1, 1998


       The following paragraph is added to page 22 of the Prospectus before the last paragraph under the section "THE CONTRACT - ACCUMULATION PROVISIONS
       - Purchase Payments"


       Owners wishing to make additional Purchase Payments by telephone may do so by calling 1-800-504-4440 during normal business hours to request the appropriate form to be completed. When you make an additional purchase by telephone, Western Reserve will automatically debit your predesignated bank account for the desired amount. This option will become effective ten business days after the form is received in good order.

       Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such telephone instructions, and Owners will bear the risk of any such loss, provided that Western Reserve employs reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions providing written confirmation of such transactions to Owners and/or tape recording of telephone purchase payment request instructions received from Owners.




JRATELE-12/98